UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2023

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241

(Address of principal executive offices) (zip code)

(888) 646-5205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2023, at the 2023 annual meeting of stockholders (the “Annual Meeting”) of Workhorse Group Inc. (the “Company”), the Company’s stockholders approved the Workhorse Group Inc. 2023 Long-Term Incentive Plan (the “Plan”). The Company’s board of directors (the “Board”) previously adopted the Plan on February 22, 2023, subject to stockholder approval. The Board amended the Plan on April 21, 2023 to reduce the number of shares of the Company’s common stock available for issuance under the Plan from 5,000,000 shares to 4,500,000 shares.

For a description of the Plan, see the section entitled “Proposal No. 3: Approval of the Workhorse Group Inc. 2023 Long-Term Incentive Plan” of the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2023 (the “Proxy Statement”), as supplemented by additional proxy materials filed with the SEC on April 24, 2023 (the “Additional Proxy Materials”). The description of the Plan set forth in the Proxy Statement, as supplemented by the Additional Proxy Materials, is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Plan, as amended by the Board on April 21, 2023, was attached as Appendix A to the Additional Proxy Materials and is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 2, 2023, the Company held its Annual Meeting. As of March 6, 2023, the record date for holders of shares of common stock (the “Shares”) entitled to vote at the Annual Meeting, there were 170,823,669 Shares outstanding and entitled to vote at the Annual Meeting. Of the Shares entitled to vote, 92,513,088, or approximately 54.15% of the Shares, were present or represented by proxy at the Annual Meeting, constituting a quorum under the Company’s Articles of Incorporation. There were three matters presented and voted on at the Annual Meeting. Set forth below is a brief description of each matter voted on at the Annual Meeting and the final voting results with respect to each such matter.

Proposal 1 - Election of eight nominees to serve on the Board of Directors until the next annual meeting or until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes

Raymond J. Chess	36,819,995	6,831,508	724,325	48,137,260
Richard F. Dauch	38,900,575	4,815,436	659,817	48,137,260
Jacqueline A. Dedo	32,200,192	11,495,465	680,171	48,137,260
Pamela S. Mader	30,678,226	12,916,304	781,298	48,137,260
William G. Quigley III	38,498,790	4,996,150	880,888	48,137,260
Austin S. Miller	32,583,054	10,992,497	800,277	48,137,260
Brandon Torres Declet	38,607,157	4,948,145	820,526	48,137,260
Dr. Jean Botti	38,686,320	4,931,897	757,611	48,137,260

The shareholders elected all eight of the nominees as directors.

Proposal 2 - Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

	Votes For	Votes Against	Abstentions
Votes Cast	89,961,314	1,651,359	900,415

The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

Proposal 3 – Approval of the Workhorse Group Inc. 2023 Long-Term Incentive Plan.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Votes Cast	34,389,868	9,169,566	816,394	48,137,260

The shareholders approved the Workhorse Group Inc. 2023 Long-Term Incentive Plan.

Item 8.01. Other Events.

On May 2, 2023, the Company issued a press release about the meeting results. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s reports filed with the Securities and Exchange Commission.

Item 9.01. Exhibits.

Exhibit No.	Description
10.1	Description of the Workhorse Group Inc. 2023 Long-Term Incentive Plan (incorporated by reference to “Proposal No. 3: Approval of the Workhorse Group Inc. 2023 Long-Term Incentive Plan” included in the registrant’s definitive Proxy Statement as filed with the Securities and Exchange Commission on March 23, 2023, as supplemented by the registrant’s definitive additional materials as filed with the Securities and Exchange Commission on April 24, 2023).
10.2	Workhorse Group Inc. 2023 Long-Term Incentive Plan (incorporated by reference to Appendix A to the registrant’s definitive additional materials as filed with the Securities and Exchange Commission on April 24, 2023).
99.1	Press Release, dated May 2, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: May 5, 2023	By:	/s/ James D. Harrington
	Name:	James D. Harrington
	Title:	General Counsel, Chief Compliance Officer and Secretary

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